EXHIBIT 4.5

                        AGREEMENT DATED JANUARY 19, 2005


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                      DATED THE 19TH DAY OF JANUARY, 2005.



                        GOOD ACHIEVE INVESTMENTS LIMITED
                       PROFIT SPRING INTERNATIONAL LIMITED
                              ANMER CAPITAL LIMITED
                          DUNKLEY INTERNATIONAL LIMITED
                             NATION EXPRESS LIMITED
                                  (as Vendors)

                                   HAN HONG LU
                                    MA LEUNG
                                     ALAN LI
                                  CHEN MING YOU
                                   GUO JIANJUN
                                 (as Warrantors)

                              CHINA PHARMACEUTICALS
                            INTERNATIONAL CORPORATION
                                 (as Purchaser)

                                       and

                            DICHAIN HOLDINGS LIMITED
                                 (as Guarantor)

                     ---------------------------------------


                                A G R E E M E N T

                     ---------------------------------------





                            JOHNNY K. K. LEUNG & CO.,
                             Solicitors & Notaries,
                        16/F., The Chinese Bank Building,
                           61 Des Voeux Road Central,
                                   Hong Kong.


                              Ref.:- D-22896-04-JL


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THIS AGREEMENT is made the 19th day of January, 2005

BETWEEN

1 GOOD ACHIEVE INVESTMENTS LIMITED, a company incorporated in the British Virgin Islands whose registered office is situate at the offices of Offshore Incorporation Limited, P. O. Box 957, Offshore Incorporation Centre, Road Town, Tortola, British Virgin Islands ("GOOD ACHIEVE");

2 PROFIT SPRING INTERNATIONAL LIMITED, a company incorporated in the British Virgin Islands whose registered office is situate at the offices of Offshore Incorporation Limited, P. O. Box 957, Offshore
         Incorporation Centre, Road Town, Tortola, British Virgin Islands ("PROFIT SPRING");

3 ANMER CAPITAL LIMITED, a company incorporated in the British Virgin Islands whose registered office is situate at the offices of Trident Trust Company (B.V.I.) Limited, Trident Chambers, P. O. Box 146, Road Town, Tortola, British Virgin Islands ("ANMER");

4 DUNKLEY INTERNATIONAL LIMITED, a company incorporated in the British Virgin Islands whose registered office is situate at the offices of Trident Trust Company (B.V.I.) Limited, Trident Chambers, P. O. Box 146, Road Town, Tortola, British Virgin Islands ("DUNKLEY");

5 NATION EXPRESS LIMITED, a company incorporated in the British Virgin Islands whose registered office is situate at the offices of Trident Trust Company (B.V.I.) Limited, Trident Chambers, P. O. Box 146, Road Town, Tortola, British Virgin Islands ("NATION EXPRESS");

         (Good Achieve, Profit Spring, Anmer, Dunkley and Nation Express are hereinafter collectively referred to as the "VENDORS" or individually as the "VENDOR")

6 HAN HONG LU (holder of PRC Identity Card No.330104580914161) of 172 Kaixuan Lu, Jianggan District, Hangzhou City, Zhejiang Province, PRC ("MR. HAN");

7 MA LEUNG (holder of Hong Kong Identity Card No.K968915(A)) of Room 4905, Office Tower, Convention Plaza, 1 Harbour Road, Wanchai, Hong Kong ("MR. MA");

8 ALAN LI (holder of Hong Kong Identity Card No.P544292(1)) of 6D Borita, 134-143 Third Street, Sai Ying Pun, Hong Kong ("MR. LI");

9 CHEN MING YOU (holder of PRC Identity Card No.420106581220083) of Room 801, Block 2 Defu Yuan (Zone A), Dexing Garden, Shenzhen, Guangdong Province, PRC ("MR. CHEN")

10       GUO JIANJUN  (holder of Hong Kong Identity Card  No.P918183(4))  of 5th
         Floor,


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         Yee Kan Court, 12 Swatow Street, Wanchai, Hong Kong ("MR. GUO")

         (Mr. Han, Mr. Ma, Mr. Li, Mr. Chen and Mr. Guo are hereinafter collectively referred to as the "WARRANTORS" or individually the "WARRANTOR");

11 CHINA PHARMACEUTICALS INTERNATIONAL CORPORATION, a company incorporated in the British Virgin Islands whose registered office is situate at Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands and which has a correspondence address in Hong Kong at Units 3207-08, 32nd Floor, West Tower, Shun Tak Centre, 168-200 Connaught Road Central, Hong Kong (the "PURCHASER");

12 DICHAIN HOLDINGS LIMITED whose registered office is situate at Units 3207-8, 32/F, West Tower, Shun Tak Centre, 168-200 Connaught Road Central, Hong Kong (the "GUARANTOR").


RECITALS :-

(A) This Agreement is entered into pursuant to a deed of settlement (the "DEED OF SETTLEMENT") of even date among the parties hereto to implement the terms of the settlement as referred to therein.

(B) Good Achieve is the registered and beneficial owner of the First Sale Shares (as defined below).

(C) Profit Spring is the registered and beneficial owner of the Second Sale Shares (as defined below).

(D) Anmer is the registered and beneficial owner of the Third Sale Shares (as defined below).

(E) Dunkley is the registered and beneficial owner of the Fourth Sale Shares (as defined below).

(F) Nation Express is the registered and beneficial owner of the Fifth Sale Shares (as defined below).

(G) Mr. Han is the registered and beneficial owner of the entire issued share capital of Anmer. Mr. Ma is the registered and beneficial owner of the entire issued share capital of Good Achieve. Mr. Li is the registered and beneficial owner of the entire issued share capital of Dunkley. Mr. Chen is the registered and beneficial owner of the entire issued share capital of Profit Spring. Mr. Guo is the registered and beneficial owner of the entire issued share capital of Nation Express.

(H) China Pharmaceuticals Corporation ("CPC") was a company incorporated in the State of Delaware, the United States. It was re-incorporated in the British Virgin Islands by


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         a merger with its  subsidiary,  namely,  the Purchaser,  in  accordance with the applicable laws of the State of Delaware and British Virgin Islands (the "MERGER") as a result of which:

         (1) the Purchaser became the surviving entity of the Merger and CPC has ceased its corporate existence;

         (2) by operation of law, all rights, interests and obligations were transferred to and assumed by the Purchaser to the same extent and effect as such were of CPC and the Purchaser before the Merger;

         (3) all shares of CPC were converted to shares of the Purchaser on the effect date of the Merger, namely, 9 August 2004; and

         (4) the shares of the Purchaser are traded on the Stock Exchange (as defined below)

(I) The Vendors have agreed with the Purchaser for the sale and purchase of the First Sale Shares, the Second Sale Shares, the Third Sale Shares, Fourth Sale Shares and Fifth Sale Shares under the terms and conditions hereinafter appearing.

(J) The Guarantor is the single largest ultimate shareholder of the Purchaser. The Guarantor agrees to provide a guarantee in accordance with Clause 6.2(j).

IT IS HEREBY AGREED as follows :-

1.       PURPOSE AND DEFINITIONS

1.1 This Agreement sets out the terms and conditions under and subject to which the Vendors shall sell and the Purchaser shall purchase the First Sale Shares, the Second Sale Shares, the Third Sale Shares, the Fourth Sale Shares and the Fifth Sale Shares.

1.2 The Schedules to this Agreement shall form part of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement and any reference to this Agreement shall, unless the context otherwise requires, include such Schedules.

1.3 In this Agreement the following expressions shall, unless the context otherwise requires, have the following respective meanings:

EXPRESSION                                  MEANING

"COMPANY"                                   Sheung Tai  Investments  Limited,  a
                                            company  incorporated in the British
                                            Virgin Islands, particulars of which
                                            are  set out in the  First  Schedule
                                            hereto.

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"COMPLETION"                                Completion  of the sale and purchase
                                            of the First Sale Shares, the Second
                                            Sale Shares,  the Third Sale Shares,
                                            the Fourth Sale Shares and the Fifth
                                            Sale Shares pursuant to Clause 5.

"COMPLETION DATE"                           The date of Completion in accordance
                                            with Clause 5.

"CONSIDERATION SHARES"                      1,000  ordinary  shares  of  US$1.00
                                            each  in  the capital of the Company
                                            or any of such shares.

"CPC" China Pharmaceuticals Corporation, a company incorporated in Delaware, United States of America, which has ceased its corporate existence since the effective date of the Merger.

"ENCUMBRANCES"                              Any mortgage,  charge, pledge, lien,
                                            hypothecation or other  encumbrance,
                                            priority   or   security   interest,
                                            option,  claim,  defect or equity of
                                            any kind whatsoever, or any deferred
                                            purchase, title retention,  leasing,
                                            sale  and  repurchase  or  sale  and
                                            lease back  arrangement  whatsoever,
                                            or  any  agreement   therefor,   and
                                            "encumber"    shall   be   construed
                                            accordingly.

"FIFTH SALE SHARES"                         All  such  shares  of  the Purchaser
                                            held  by  Nation  Express into which
                                            830,893 ordinary shares of US$0.0001
                                            each in the capital of CPC had  been
                                            converted  pursuant to the Merger.

"FIRST SALE SHARES"                         All such  shares  of  the  Purchaser
                                            held  by  Good  Achieve  into  which
                                            3,005,064    ordinary    shares   of
                                            US$0.0001 each in the capital of CPC
                                            had been  converted  pursuant to the
                                            Merger.

"FOURTH SALE SHARES"                        All such  shares  of  the  Purchaser
                                            held by Dunkley into which 1,357,125
                                            ordinary shares of US$0.0001 each in
                                            the   capital   of  CPC   had   been
                                            converted pursuant to the Merger.

"GOOD ACHIEVE'S SOLICITORS"                 Messrs. Fong & Ng, Solicitors, Suite
                                            1101, 11th Floor,  Nine Queen's Road
                                            Central, Hong Kong.

"MERGER" The merger process undergone by CPC and the Purchaser as a result of which the Purchaser became the surviving entity, as more particularly described in Recital
                                            (H).

"PURCHASER'S SOLICITORS"                    Messrs.  Johnny  K.  K. Leung & Co.,
                                            Solicitors  &


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                                            Notaries,  16th  Floor,  The Chinese
                                            Bank  Building,  61 Des  Voeux  Road
                                            Central, Hong Kong.

"PRC"                                       The People's Republic of China

"SALE SHARES"                               Any of the First Sale Shares, Second
                                            Sale  Shares,   Third  Sale  Shares,
                                            Fourth  Sale  Shares  and Fifth Sale
                                            Shares.

"SEC"                                       The   Securities   and      Exchange
                                            Commission of the United States.

"SECOND SALE SHARES" All such shares of the Purchaser held by Profit Spring into which 2,248,028 ordinary shares of US$0.0001 each in the capital of CPC had been converted pursuant to the Merger.

"STOCK EXCHANGE"                            The OTC Bulletin Board

"THIRD SALE SHARES" All such shares of the Purchaser held by Anmer into which 6,407,110 ordinary shares of US$0.0001 each in the capital of CPC had been converted pursuant to the Merger.

"TRANSFER"                                  Sell,  assign,   exchange,   convey,
                                            transfer,    donate,   bequeath   or
                                            otherwise  dispose of,  beneficially
                                            or  of  record,   or   contract   to
                                            transfer.

"US$"                                      The United States of America Dollars.

1.4 References to statutory provisions shall where the context so admits or requires be construed as references to those provisions as respectively amended, consolidated, extended, or re-enacted from time to time, and shall, where the context so admits or requires, be construed as including references to the corresponding provisions of any earlier legislation whether repealed or not) directly or indirectly amended, consolidated, extended, or replaced thereby or re-enacted therein, which may be applicable to any relevant tax year or other period, and shall include any orders, regulations, instruments or other subordinate legislation made under the relevant statute.

1.5 Headings in this Agreement are for convenience only and shall not affect the construction of this Agreement.

1.6 Unless the context otherwise requires, words importing the singular shall include the plural and vice versa; words importing natural person shall include corporations and unincorporated associations and words importing the masculine gender only shall include the feminine gender and the neuter gender.

2.       SALE AND PURCHASE

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2.1      Good Achieve  shall, as registered and beneficial  owner,  sell and the
Purchaser shall purchase the First Sale Shares free from all claims and encumbrances whatsoever but together with all rights attached, accrued or accruing thereto on and after the date of this Agreement.

2.2 Profit Spring shall, as registered and beneficial owner, sell and the Purchaser shall purchase the Second Sale Shares free from all claims and encumbrances whatsoever but together with all rights attached, accrued or accruing thereto on and after the date of this Agreement.

2.3 Anmer shall, as registered and beneficial owner, sell and the Purchaser shall purchase the Third Sale Shares free from all claims and encumbrances whatsoever but together with all rights attached, accrued or accruing thereto on and after the date of this Agreement.

2.4 Dunkley shall, as registered and beneficial owner, sell and the Purchaser shall purchase the Fourth Sale Shares free from all claims and encumbrances whatsoever but together with all rights attached, accrued or accruing thereto on and after the date of this Agreement.

2.5 Nation Express shall, as registered and beneficial owner, sell and the Purchaser shall purchase the Fifth Sale Shares free from all claims and encumbrances whatsoever but together with all rights attached, accrued or accruing thereto on and after the date of this Agreement.

2.6 It is expressly agreed and declared that the sale and purchase of the First Sale Shares, the Second Sale Shares, the Third Sale Shares, the Fourth Sale Shares and the Fifth Sale Shares under sub-clauses 1, 2, 3, 4 and 5 of this Clause shall be completed simultaneously so that if the sale and purchase of either the First Sale Shares or the Second Sale Shares or the Third Sale Shares or the Fourth Sale Shares or the Fifth Sale Shares shall not or cannot be completed for any reason other than the default of the Purchaser, the Purchaser shall not be obliged to complete the purchase of the First Sale Shares and/or the Second Sale Shares and/or the Third Sale Shares and/or the Fourth Sale Shares and/or the Fifth Sale Shares.

3.       CONDITION PRECEDENTS

3.1 Completion of this Agreement is conditional upon the delivery to the Vendors of:

         (a) a certified true copy of all such resolutions of the board of directors and shareholders of the Purchaser (including the consents from eAngels EquiDebt Partners V) which were duly passed in accordance with its articles of association and all applicable laws which are required to approve and effect the transactions contemplated by the Deed of Settlement and this Agreement;

         (b) a certified true copy of a legal opinion (which form and substance is to the satisfaction of the Vendors) from qualified United States of America lawyers on the following issues:

                  (i) the Merger has been completed and all assets, rights, interests and

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                           obligations  of CPC were  effectively  transferred to
                           and assumed by Purchaser to the same extent and effect as such were of CPC before the Merger; and

                  (ii) save for post-completion filing of Schedule 13G by Mr. Ma and Mr. Han, there are no requirements under the applicable laws of the United States of America or applicable rules and regulations of the SEC or filing requirements which will affect the validity or enforceability of the Deed of Settlement, this Agreement and the consummation of the transactions contemplated thereby have been satisfied;

         (c) a certified true copy of a legal opinion from qualified British Virgin Islands lawyers on the following issues:

                  (i)      good standing of the Purchaser;

                  (ii) the matters set out in the Fourth Schedule hereto (except paragraph 1.1, 1.2 and solvency of the Purchaser under paragraph 2.2 thereof); and

                  (iii)    the certified  copies of  resolutions  referred to in
                           (a) above having been validly passed in accordance with the Articles of Association of the Purchaser and the applicable laws of the British Virgin Islands;

         (d) a certified true copy of the Certificate of Ownership and Merger which was filed with the Secretary of State of the State of Delaware;

         (e) a certified true copy of the Articles of Merger which was filed with the Registrar of Companies of the British Virgin Islands;

         (f) a statutory declaration of the current director(s) of the Company attaching true copies of all resolutions of directors or shareholders of the Company (if any) which were passed since the Purchaser became a shareholder of the Company;

         (g) a statutory declaration of the current directors of the Purchaser stating that the Purchaser is solvent upon the signing of this Agreement, immediately before Completion and immediately after Completion; and

         (h) within 7 days of Completion (or such later day as Good Achieve may agree) a copy of the confirmation from the United States lawyers in a form satisfactory to Good Achieve confirming that written notice of the proposed consent to action by the members and the proposed Share Swap Agreement has been given to all the shareholders of the Purchaser in compliance with section 80(d) of the International Business Companies Act of the British Virgin Islands.

3.2 The Vendors shall be under no obligation to proceed to Completion unless and until all of the conditions precedent in Clause 3.1 shall have occurred (except as waived in writing by all of the Vendors).

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4.       CONSIDERATION

4.1 The consideration for the sale by Good Achieve of the First Sale Shares shall be the transfer by the Purchaser to Good Achieve of 206 Consideration Shares free from all claims and encumbrances whatsoever but together with all rights attached, accrued or accruing thereto on and after the date of this Agreement.

4.2 The consideration for the sale by Profit Spring of the Second Sale Shares shall be the transfer by the Purchaser to Profit Spring of 154
Consideration Shares free from all claims and encumbrances whatsoever but together with all rights attached, accrued or accruing thereto on and after the date of this Agreement. Profit Spring hereby directs the Purchaser to transfer the 154 Consideration Shares in favour of Good Achieve.

4.3 The consideration for the sale by Anmer of the Third Sale Shares shall be the transfer by the Purchaser to Anmer of 477 Consideration Shares free from all claims and encumbrances whatsoever but together with all rights attached, accrued or accruing thereto on and after the date of this Agreement.

4.4 The consideration for the sale by Dunkley of the Fourth Sale Shares shall be the transfer by the Purchaser to Dunkley of 100 Consideration Shares free from all claims and encumbrances whatsoever but together with all rights attached, accrued or accruing thereto on and after the date of this Agreement.

4.5 The consideration for the sale by Nation Express of the Fifth Sale Shares shall be the transfer by the Purchaser to Nation Express of 63
Consideration Shares free from all claims and encumbrances whatsoever but together with all rights attached, accrued or accruing thereto on and after the date of this Agreement. Nation Express hereby directs the Purchaser to transfer the 63 Consideration Shares in favour of Dunkley.

5.       COMPLETION

5.1 Completion shall take place on the day of satisfaction of (or waiver by the Vendors of) the conditions precedent as stated in Clause 3.1 herein, but in any event, no later than 31st January 2005 or such later date as the parties hereto shall agree at the office of the Good Achieve's Solicitors or at such other place as the parties may agree on Completion Date in accordance with the Second Schedule hereto and each party hereto shall perform its obligations set out herein at Completion.

5.2 The obligations of the Vendors as regards the Second Schedule shall be several and shall relate only to the Sale Shares beneficially owned by the particular Vendor.

6.       REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

6.1      (a)      Each of the  Warrantors and Vendors  (jointly in the case of a
                  Vendor and the respective Warrantor who owns the shares in the Vendor but otherwise severally) hereby represent, warrant and undertake to the Purchaser in the

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

                  terms set out in the Third Schedule hereto and in the other provisions of this Agreement as regards such Vendor and the Sale Shares held by such Vendor and that each of the representations, warranties and undertakings (except otherwise qualified therein) is now and will at Completion, and will at all times between the date of this Agreement and the Completion Date, be true, complete and accurate and on Completion, the Vendors and the respective Warrantors shall be deemed to have repeated the same on such basis and that the same shall have effect as if given at Completion as well as at the date of this Agreement (except otherwise qualified therein), and each of the Warrantors and each of the Vendors (jointly in the case of a Vendor and the respective Warrantor who owns the shares in such Vendor jointly but otherwise severally) agree and acknowledge that the Purchaser is entering into this Agreement strictly in reliance on such representations, warranties and undertakings notwithstanding any investigation which may have been made by or on behalf of the Purchaser up to the date hereof.

         (b) All matters, documents or information disclosed by the Vendors and the Warrantors as regards themselves and their respective Sale Shares shall be deemed to be true, accurate and complete unless such disclosure is specifically qualified in writing at the time of disclosure.

         (c) Up to the Completion Date the Vendors and the Warrantors shall forthwith notify the Purchaser upon any of them becoming aware of any event which may cause any of the representations, warranties and undertakings and the matters disclosed to be incorrect, misleading or breached.

         (d) Each of the representations, warranties and undertakings contained in this Agreement shall be construed as a separate representation, warranty or undertaking and (save as expressly provided to the contrary) shall not be limited or restricted by reference to or inference from the terms of any other representations, warranties and undertakings or any other terms of this Agreement.

         (e) Any provision of this Agreement which is capable of being performed after but which has not been performed at or before Completion and all representations, warranties, undertakings and indemnities contained in or entered into pursuant to this Agreement shall remain in full force and effect notwithstanding Completion.

         (f) All matters disclosed herein are disclosed for all purposes relative to this Agreement and all other documents referred to herein and to the transactions contemplated herein including, but not limited to, the representations, warranties and undertakings and indemnities contained in this Agreement. Where any disclosure is made in relation to a particular warranty or representation, it shall be deemed to be given in relation to each and every warranty or representation as the context may permit and shall not be regarded as being so limited.

         (g) Subject to Completion, each of the Vendors and the Warrantors hereby

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

                  severally warrants and undertakes to supply (to the extent as such information is available and in the possession of the Company and/or Zheda (as defined hereinafter)) the Purchaser at the Purchaser's costs with all necessary financial information and produce the originals (to the extent as such originals are available and in the possession of the Company and/or Zheda (as defined hereinafter)) for inspection and allowing making of copies thereof of the documents set out in the Fifth Schedule hereof pertaining to Zhejiang University Pharmaceutical Co. Ltd. ( (R)y|?*j3/4CAAo ~|(3)--*1/2(Y)q ) ("Zheda") relating to the period when Zheda was a subsidiary of the Purchaser for the purpose of (and only to the extent as required for such purpose) complying with the reporting requirements under the rules and regulations of the SEC within 14 days upon written demand of the Purchaser.

         (h) Mr. Han and Mr. Ma hereby severally warrant and undertake the filing of Schedule 13G reports with the SEC to report the disposal of the First Sale Shares and the Third Sale Shares.

         (i) Each of the Warrantors and each of the Vendors (jointly in the case of a Vendor together with its respective Warrantor which owns the shares in the Vendor but otherwise severally) warrant and undertake (as regards themselves or their respective Sale Shares) to compensate the Purchaser against all claims, demands, losses, damages, costs (including reasonable legal costs), expenses or other liabilities which the Purchaser may sustain or incur as a result of or in connection with the breach of any of their respective representations, warranties or undertakings herein.

         (j) Each of the Warrantors and each of the Vendors (jointly in the case of a Vendor together with its respective Warrantor which owns the shares in the Vendor but otherwise severally) warrant and undertake that Zheda will not be, directly or indirectly, listed or injected into any publicly listed company(s) in the United States of America ("US") in the US securities markets, including but not limited to, New York Stock Exchange, NASDAQ, American Stock Exchange, OTC Bulletin Board, Pink Sheet, within two years from the Completion Date..

6.2      (a)      The Purchaser  represents,  warrants  and  undertakes  to  the
                  Vendors in the terms set out in the Fourth Schedule hereto and in the other provisions of this Agreement and that each of the representations, warranties and undertakings (except otherwise qualified therein) is now and will at Completion,  and will at
                  all  times  between  the  date  of  this   Agreement  and  the
                  Completion  Date,  be  true,  complete  and  accurate  and  on
                  Completion,  that  the  Purchaser  shall  be  deemed  to  have repeated the same on such basis and the same shall have effect as if  given  at  Completion  as well  as at the  date of this
                  Agreement (except otherwise qualified  therein),  and that the
                  Purchaser  agrees  and  acknowledges   that  the  Vendors  are
                  entering into this Agreement strictly in reliance on such representations, warranties and undertakings notwithstanding any investigation which may have been made by or on behalf of the Vendors up to the date hereof.

         (b) All matters, documents or information disclosed by the Purchaser shall be deemed to be true, accurate and complete unless such disclosure is specifically qualified in writing at the time of disclosure.

         (c) Up to the Completion Date the Purchaser shall forthwith notify the Vendors upon it becoming aware of any event which may cause any of the representations, warranties and undertakings and the matters disclosed to be incorrect, misleading or breached.

         (d) Each of the representations, warranties and undertakings contained in this Agreement shall be construed as a separate representation, warranty or undertaking and (save as expressly provided to the contrary) shall not be limited or restricted by reference to or inference from the terms of any other representations, warranties and undertakings or any other terms of this Agreement.

         (e) Any provision of this Agreement which is capable of being performed after but which has not been performed at or before Completion and all representations, warranties, undertakings and indemnities contained in or entered into pursuant to this Agreement shall remain in full force and effect notwithstanding Completion.

         (f) All matters disclosed herein are disclosed for all purposes relative to this Agreement and all other documents referred to herein and to the transactions contemplated herein including, but not limited to, the representations, warranties and undertakings and indemnities contained in this Agreement. Where any disclosure is made in relation to a particular warranty or representation, it shall be deemed to be given in relation to each and every warranty or representation as the context may permit and shall not be regarded as being so limited.

         (g) The Purchaser warrants and undertakes the filings by the Purchaser of all and any necessary documents and reports with the SEC as required by the applicable laws, rules and regulations.

         (h) The Purchaser warrants and undertakes to compensate each of the Vendors against all claims, demands, losses, damages, costs (including reasonable legal costs) or expenses which each of the Vendors may sustain or incur as a result of or in connection with default on the part of the Purchaser or the breach of any obligations, representations, warranties or undertakings herein.

         (i) The Purchaser undertakes to compensate each of the Vendors against all claims, demands, losses, damages, costs (including reasonable legal costs), or expenses which each of the Vendors may sustain or incur as a result of this Agreement and the transactions contemplated hereunder having been declared or treated as void or voidable except due to any claims brought by any of the Vendors asserting their rights as minority shareholders of the Purchaser.

         (j) In consideration of the Vendors agreeing to enter into this Agreement, the

                  Guarantor hereby unconditionally and irrevocably guarantees to each of the Vendors the due and punctual performance by the Purchaser of its obligations under Clause 6.2(i) above of this Agreement and undertakes to indemnify and keep indemnified each of the Vendors in accordance with Clause 6.2(i) above as if it is primarily liable to do so Provided that the Guarantor shall only be liable under this Clause if this Agreement and the transactions contemplated hereunder have been declared or treated as void or voidable due to matters, events or causes of actions occurring on or before the expiration of two (2) years from the Completion Date. The Guarantor shall not be discharged or released from its guarantee and undertaking under this Clause by any arrangement made between the other parties or by any alteration in the obligations on the part of the Purchaser under this Agreement or by time or other indulgence granted by any of the Vendors and this guarantee and undertaking shall remain in force (regardless of any change in shareholding or control of the Purchaser).


7.       NOTICES AND OTHER COMMUNICATIONS

7.1 Each of the Vendors and the Warrantors hereby appoints Mr. Ma Leung of Room 4905, Office Tower, Convention Plaza, 1 Harbour Road, Wanchai, Hong Kong as its agent to receive on its behalf service of any notice or other communications required or permitted to be given pursuant to this Agreement and process of any proceedings in Hong Kong.

8.       FURTHER ASSURANCE

8.1 Subject to Completion, each of the Warrantors and each of the Vendors (jointly together with the respective Warrantor which owns the shares in the Vendor but otherwise severally) agree with and undertake to the Purchaser that at any time and from time to time upon the written request of the Purchaser, each of the Vendors will at the costs of the Purchaser :-

         (a) promptly and duly execute and deliver any and all such further instruments and documents and do or procure to be done all and any such acts or things as may be necessary in obtaining the full benefit of this Agreement and of the rights and ownership herein granted and in vesting in the Purchaser all rights, interests and benefits in the First Sale Shares, the Second Sale Shares, the Third Sale Shares, the Fourth Sale Shares and the Fifth Sale Shares free from encumbrances; and

         (b) do or procure to be done each and every act or thing which the Purchaser may from time to time reasonably require to be done for the purpose of enforcing the Purchaser's rights under this Agreement.

8.2 Subject to Completion, the Purchaser hereby agrees with and undertakes to the Vendors that at any time and from time to time upon the written request of the Vendors, the Purchaser will at the costs of the Vendors:-

         (a) promptly and duly execute and deliver any and all such further instruments and documents and do or procure to be done all and any such acts or things as may be necessary in obtaining the full benefit of this Agreement and of the rights and ownership herein granted and in vesting in the respective Vendors all rights, interests and benefits in the Consideration Shares free from encumbrances; and

         (b) do or procure to be done each and every act or thing which the Vendors may from time to time reasonably require to be done for the purpose of enforcing the Vendors' rights under this Agreement.

8.3 The Purchaser undertakes to deliver to Good Achieve within 20 days of Completion (or such later day as Good Achieve may agree) a copy of the confirmation from the United States lawyers in a form satisfactory to Good Achieve confirming that written notice of the consent to action by the members approving the Share Swap Agreement has been given to all the shareholders of the Purchaser who were not signing parties to the said consent in action, in compliance with section 83(4) of the International Business Companies Act of the British Virgin Islands.

9.       SUCCESSORS AND ASSIGNS

9.1      This   Agreement   shall   be   binding   upon  each  party's  personal
representatives, successors and assigns.

9.2 Neither party shall be entitled to assign its rights, benefits and claims under this Agreement (including the benefits of the representations, warranties, undertakings and indemnities herein contained) without the prior written consent of the other party.

10.      WAIVERS AND AMENDMENTS; NONCONTRACTUAL REMEDIES

10.1 This Agreement may be amended or supplemented, and any provision hereof may be waived, only by an instrument in writing signed by all the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of such right, power or privilege, or any single or partial exercise thereof, preclude any further exercise thereof or the exercise of such or of any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have.

11.      SEVERABILITY

11.1 If any provision of this Agreement shall be held to be unenforceable or invalid by any court of competent jurisdiction, such holding, if not inconsistent with the parties' principal understanding, shall not affect the enforceability or validity of the remainder of the provisions of this Agreement.

12.      COSTS

12.1     Each  party  shall  bear  and  pay  its  own   solicitors   costs   and
disbursements   incurred  in  connection  with  the  negotiation,   preparation,
execution and Completion of this Agreement.

12.2 Each party shall bear any stamp duty or other government levy or duties payable in respect of the transfer of the relevant shares in its favour (if any).

13.      TIME

13.1     Time is of the essence of this Agreement in every respect.

14.      ENTIRE AGREEMENT

14.1 This Agreement (together with the documents referred to herein) constitutes the whole agreement between the parties and supersedes all previous agreements and understandings between the parties.

15.      GOVERNING LAW AND JURISDICTION

15.1 The formation, validity, interpretation, execution and settlement of disputes arising out of this Agreement shall be construed in accordance with and governed by the laws of Hong Kong.

15.2 Each party hereto irrevocably agrees that the courts of Hong Kong shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes which may arise out of or in connection with this Agreement and for such purposes irrevocably submits to the jurisdiction of such courts.

15.3 The submission to the jurisdiction of the courts of Hong Kong shall not (and shall not be construed so as to) limit the right of any party hereto to take proceedings against the other parties to this Agreement in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdiction preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

16.      COUNTERPARTS

16.1 This Agreement may be executed in one or more counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart and each such counterpart shall constitute an original of this Agreement but all the counterparts shall together constitute one and the same instrument.

                      THE FIRST SCHEDULE ABOVE REFERRED TO

                           PARTICULARS OF THE COMPANY

1.       Name of the Company       :            SHEUNG TAI INVESTMENTS LIMITED

2.       Registered Office         :            The  offices     of     Offshore
                                                Incorporations  Limited,  P.  O.
                                                Box 957, Offshore Incorporations
                                                Centre, Road Town, Tortola,
                                                British Virgin Islands

3.       Date of Incorporation     :            3rd February, 2003

         Company No.               :            532289

         Place of Incorporation    :            British Virgin Islands

4.       Directors                 :            Zhou Li Yang

5.       Authorised Share Capital  :            US$50,000.00 divided into 50,000
                                                ordinary shares of US$1.00 each

         Issued Share Capital      :            US$1,000.00 divided into 1,000
                                                ordinary shares of US$1.00 each

7.       Share held as follows     :-

         Registered and                                                                 Whether
         BENEFICIAL SHAREHOLDER          NO. OF SHARES        CLASS OF SHARES           PAID UP
         ----------------------          -------------        ---------------           -----------

         The Purchaser                    1,000               Ordinary                  Paid up


                      THE SECOND SCHEDULE ABOVE REFERRED TO

                             COMPLETION REQUIREMENTS

1. OBLIGATIONS OF THE GOOD ACHIEVE, PROFIT SPRING, ANMER, DUNKLEY AND NATION EXPRESS

1.1 Good Achieve, Profit Spring, Anmer, Dunkley and Nation Express shall deliver to the Purchaser :-

         (a) Original share certificates of 3,005,064 ordinary shares of US$0.0001 each in CPC.

         (b) Instrument of transfer of the First Sale Shares duly executed by Good Achieve in favour of the Purchaser or its nominee(s) or as the Purchaser may direct.

         (c) Original share certificates of 2,248,028 ordinary shares of US$0.0001 each in CPC.

         (d) Instrument of transfer of the Second Sale Shares duly executed by Profit Spring in favour of the Purchaser or its nominee(s) or as the Purchaser may direct.

         (e) Original share certificates of 6,407,110 ordinary shares of US$0.0001 each in CPC.

         (f) Instrument of transfer of the Third Sale Shares duly executed by Anmer in favour of the Purchaser or its nominee(s) or as the Purchaser may direct.

         (g) Original share certificates of 1,357,125 ordinary shares of US$0.0001 each in CPC.

         (h) Instrument of transfer of the Fourth Sale Shares duly executed by Dunkley in favour of the Purchaser or its nominee(s) or as the Purchaser may direct.

         (h) Original share certificates of 830,893 ordinary shares of US$0.0001 each in CPC.

         (i) Instrument of transfer of the Fifth Sale Shares duly executed by Nation Express in favour of the Purchaser or its nominee(s) or as the Purchaser may direct.

1.2 Each of Good Achieve, Profit Spring, Anmer, Dunkley and Nation Express shall upon Completion provide the Purchaser with Certificate of Incumbency issued by their respective registered agent in British Virgin Islands.

2.       OBLIGATIONS OF THE PURCHASER

2.1      The Purchaser shall deliver to the Vendors:-

         (a)      Original share certificates of 206 Consideration Shares.

         (b) Instrument of transfer of the 206 Consideration Shares duly executed by the Purchaser in favour of Good Achieve or its nominee(s) or as Good Achieve may direct.

         (c)      Original share certificates of 154 Consideration Shares.

         (d) Instrument of transfer of the 154 Consideration Shares duly executed by the Purchaser in favour of Good Achieve as directed by Profit Spring.

         (e)      Original share certificates of 477 Consideration Shares.

         (f) Instrument of transfer of the 477 Consideration Shares duly executed by the Purchaser in favour of Anmer or its nominee(s) or as Anmer may direct.

         (g)      Original share certificates of 100 Consideration Shares.

         (h) Instrument of transfer of the 100 Consideration Shares duly executed by the Purchaser in favour of Dunkley or its nominee(s) or as Dunkley may direct.

         (i)      Original share certificates of 63 Consideration Shares.

         (j) Instrument of transfer of the 63 Consideration Shares duly executed by the Purchaser in favour of Dunkley as directed by Nation Express.

         (k) Signed letters of resignation of Zhou Li Yang, the sole director of the Company as director of the Company with effect on the Completion Date, such resignations to contain a confirmation that he has and will make no claim against the Company in respect of disbursements, compensation for loss of office, unpaid directors' fee or, without limitations, otherwise howsoever.


2.2      The Purchaser shall at its own costs and expenses procure :-

         (a) Zhou Li Yang, the sole director of the Company, immediately prior to Completion to resign as director of the Company without compensation or other payment for loss of office.

         (b) Zhou Li Yang, the sole director of the Company immediately prior to Completion to sign the necessary written resolution of the Company to approve:

                  (i) the appointment of such persons to be nominated by the Vendors to be director(s) in place of the resigning director as aforesaid;

                  (ii) the registration of the Consideration Shares in the respective names of the Vendors and/or their respective nominee(s) or as the respective Vendors shall direct;

                  (iii) the transfer of the Consideration Shares (subject to due stamping of the instrument of transfer, if required);

                  (iv) such other matters as shall be dealt with and resolved upon as the Vendors shall reasonably require for perfecting the transfer of the Consideration Shares to the Vendors or their respective nominee(s) or as the respective Vendors shall direct; and

                  (v) the resignation as director of Zhou Li Yang, the sole director of the Company as mentioned in the last preceding Sub-clause (a).


2.3 The Purchaser shall (if it has not done so) deliver to Good Achieve all of the documents relating to the Company, its subsidiaries or their respective businesses which are in the possession and custody of the Purchaser or its ultimate controlling shareholder.

                      THE THIRD SCHEDULE ABOVE REFERRED TO

 REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS OF THE VENDORS AND THE WARRANTORS

1. OWNERSHIP OF THE FIRST SALE SHARES, THE SECOND SALE SHARES, THE THIRD SALE SHARES, THE FOURTH SALE SHARES AND THE FIFTH SALE SHARES

1.1 Good Achieve, Profit Spring, Anmer, Dunkley and Nation Express are respectively the beneficial owners of the First Sale Shares, the Second Sale Shares, the Third Sale Shares, the Fourth Sale Shares and the Fifth Sale Shares and will have on Completion the right, power and authority to sell and transfer its entire interests respectively in the First Sale Shares, the Second Sale Shares, the Third Sale Shares, the Fourth Sale Shares and the Fifth Sale Shares to the Purchaser free from encumbrances.

1.2 All existing mortgage, charge or encumbrances on the First Sale Shares, the Second Sale Shares, the Third Sale Shares, the Fourth Sale Shares and the Fifth Sale Shares (if any) will be discharged before Completion.

2.       COMPLIANCE WITH LEGAL REQUIREMENT

2.1 Each of the Vendors has been duly incorporated and constituted, and is legally subsisting under the law of its place of incorporation, and there has been no resolution, petition or order for the winding-up of each of the Vendors and no receiver has been appointed in respect thereof or any part of the assets thereof, nor are any such resolutions, orders and appointments imminent or likely.

2.2 Each of the Vendors is solvent, have full power and authority, and has obtained all necessary consents and approvals, to enter into this Agreement and to exercise their respective rights and perform their respective obligations hereunder and all corporate and other actions required to authorize the execution of this Agreement and their respective performance of their respective obligations hereunder have been duly taken.

2.3 The execution delivery and performance by the respective Vendors of this Agreement will not violate in any respect of any of:

         (a)      any  law  or   regulation  or  any  order  or  decree  of  any
                  governmental authority, agency or court of Hong Kong or the British Virgin Islands;

         (b) the laws and documents incorporating and constituting the respective Vendors; or

         (c) any agreement or other undertaking to which the respective Vendors is/are party/parties or which is/are binding upon the Vendors or any of their respective assets, and does not and shall not result in the creation or imposition of any encumbrance on any of their respective assets pursuant to the provisions of any such agreement or other undertaking.

3.       SEVERAL LIABILITIES

3.1 The representations, warranties and undertakings given by the Vendors and the Warrantors in this Schedule and in this Agreement shall, as regards each Vendor and its respective Warrantor, relate to the particular Vendor or Warrantor and to the Sale Shares beneficially owned by them only.

                      THE FOURTH SCHEDULE ABOVE REFERRED TO

         REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS BY THE PURCHASER

1.       OWNERSHIP OF THE CONSIDERATION SHARES

1.1 The Purchaser is the beneficial owner of the Consideration Shares and will have on Completion the right, power and authority to sell and transfer its entire interests in the Consideration Shares to the Vendors free from encumbrances.

1.2      The  Purchaser  warrants  that  all  existing  mortgages,  charges   or
encumbrances on the Consideration Shares (if any) will be discharged before Completion.

1.3 The Merger has been completed in accordance with the applicable laws, rules and regulations, a summary of which has been accurately stated in Recital
(H).

2.       COMPLIANCE WITH LEGAL REQUIREMENTS

2.1 The Purchaser has been duly incorporated and constituted, and is legally subsisting under the law of its place of incorporation, and there has been no resolution, petition or order for the winding-up of the Purchaser and no receiver has been appointed in respect thereof or any part of the assets thereof, nor are any such resolutions, orders and appointments imminent or likely.

2.2 The Purchaser is solvent upon signing of this Agreement and up to and including the time of Completion, has full power and authority, and has obtained all necessary consents and approvals, to enter into this Agreement and to exercise its rights and perform its obligations hereunder and all corporate and other actions required to authorize the execution of this Agreement and its performance of its obligations hereunder have been duly taken.

2.3 The execution delivery and performance by the Purchaser of this Agreement will not violate in any respect of any of :

         (a)      any  law  or   regulation  or  any  order  or  decree  of  any
                  governmental authority, agency or court of Hong Kong or the United States of America or the British Virgin Islands;

         (b) the laws and documents incorporating and constituting the Purchaser; or

         (c) any agreement or other undertaking to which the Purchaser is a party or which is binding upon it or any of its assets, and does not and shall not result in the creation or imposition of any encumbrance on any of its assets pursuant to the provisions of any such agreement or other undertaking.

2.4 All the resolutions of the board and shareholders of the Company (if any) passed during the period while the Purchaser was a shareholder of the Company have been produced to the Vendors before the signing of this Agreement.

                      THE FIFTH SCHEDULE ABOVE REFERRED TO

                    DOCUMENTS TO BE PRODUCED IN RELATION TO
                  ZHEJIANG UNIVERSITY PHARMACEUTICAL CO. LTD.
                            [Name in Chinese omitted]

1.    Trial balance.

2. A list of related parties and related party transactions together with the relevant documents during the period from the 24th day of May, 2004 to the Completion Date ("CPIC Ownership Period").

3. A list of descriptions and evaluations for any and all litigation asserted and unasserted claims and assessments, if applicable, together with the relevant documents during the CPIC Ownership Period.

4. A list of all law firms with names and addresses retained during the CPIC Ownership Period together with authorization to each of those law firms release information to the Purchaser.

5. Invoices and Statements received from law firms during the CPIC Ownership Period.

6.    Minutes of all board meetings during the CPIC Ownership Period.

7.    Bank statements of all bank accounts CPIC Ownership Period.

8. A letter signed by a director certifying compliance with all laws and regulations.

9.    All  contracts  and   agreements   including  but  not  limited  to  lease
      agreements, employment agreements, promissory notes, loan agreements entered into during the CPIC Ownership Period.

10. Bank reconciliation statements of all bank accounts during the CPIC Ownership Period.

11.   Copies of Forms 1099, 1096, 941 and 940 for 2003, where applicable.

12. A list of "Accounts Payable" together with the relevant documents during the CPIC Ownership Period.

13. A list showing details on any liens placed on any of the Company assets together with the relevant documents during the CPIC Ownership Period.

14. A list showing of "Accounts Receivable" and subsequent settlement together with the relevant documents during the CPIC Ownership Period.

15.   Books of accounts and  supporting  vouchers  covering  the CPIC  Ownership
      Period.

16.   Articles of Incorporation / bye-laws and Business Permit.

17. Expenditure ledger together with supporting vouchers and documents during the CPIC Ownership Period.

18. Bank ledger or Cheque Register of all bank accounts during the CPIC Ownership Period.

19. A completed and duly signed standard checklist of the auditor of the Purchaser for internal control systems and processes over cash disbursements, cash receipts and payrolls for the purpose of Section 404 of the Sarbanes-Oxley Act of 2002.

20. Audit work papers from the auditors of Zhejiang University Pharmaceutical Co. Ltd. [Name in Chinese omitted], if required.

21. Any and all other standard audit information as requested by the auditor of the Purchaser.

         AS WITNESS the parties hereto have executed this Agreement the day and year first above written.



GOOD ACHIEVE

SIGNED by                           )
Ma Leung                            )
for and on behalf of                )
Good Achieve Investments Limited    )
in the presence of :-               )









MA LEUNG

SIGNED by Ma Leung                  )
In the presence of:-                )

PROFIT SPRING

SIGNED by                             )
Chen Ming You                         )
for and on behalf of Profit Spring    )
International Limited in the presence )
of :-                                 )













CHEN MING YOU

SIGNED by Chen Ming You             )
In the presence of:-                )

ANMER

SIGNED by                                   )
Han Hong Lu                                 )
for and on behalf of Anmer Capital  )
Limited in the presence of :-               )













HAN HONG LU

SIGNED by Han Hong Lu                       )
In the presence of:-                        )

DUNKLEY

SIGNED by                                   )
Alan Li                                     )
for and on behalf of Dunkley                )
International Limited in the presence       )
of :-                                       )












ALAN LI

SIGNED by Alan Li                           )
In the presence of:-                        )

NATION EXPRESS

SIGNED by                                   )
Guo Jianjun                                 )
for and on behalf of Nation Express         )
Limited in the presence of :-               )












GUO JIANJUN

SIGNED by Guo Jianjun                       )
In the presence of:-                        )

PURCHASER

SIGNED by                                   )
                                            )
for and on behalf of China                  )
Pharmaceuticals International               )
Corporation in the presence of :-           )










GUARANTOR

SEALED with the Common Seal                          )
of DiChain and SIGNED by                             )
                                                     )
a person authorized by its Board of Directors        )
in the presence of:-                                 )